Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Greg Grosvenor, Chief Financial Officer, in connection with the Report on Form 10-Q of AM-CH, Inc. for the quarterly period March 28, 2005, hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The accompanying Report of AM-CH, Inc. on Form 10-Q for the quarterly period ended March 28, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of AM-CH, Inc.

/s/ GREG GROSVENOR
Greg Grosvenor
Chief Financial Officer
Dated: May , 2005